UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2003

King Pharmaceuticals,Inc.
(Exact name of registrant as specified in its charter)

Tennessee (State or other jurisdiction of incorporation)	0—24425 (Commission File Number)	54-1684963 (IRS Employer Identification Number)

501 Fifth Street, Bristol, Tennessee (Address of principal executive offices)	37620 (Zip Code)

Registrant’s telephone number, including area code: 423-989-8000

Not Applicable
(Former name or former address, if changed since last report)

SIGNATURE
Exhibit Index
Ex-99.1 Press Release

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

None.

     (c)  Exhibits.

The following exhibits are filed pursuant to Item 601 of Regulation S-K:

Exhibits:

Exhibit
Number	Description of Exhibit

99.1	Press Release of King Pharmaceuticals, Inc. dated July 29, 2003.

Item 9. Regulation FD Disclosure

     On July 29, 2003, King Pharmaceuticals, Inc., a Tennessee corporation, issued a press release which announced its second quarter 2003 financial results.

     In accordance with the Securities and Exchange Commission Release No. 34-47583 and the General Instructions B.2. and B.6. of Form 8-K, the information contained in this report, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: July 29, 2003

KING PHARMACEUTICALS, INC.

By: /s/ James R. Lattanzi
James R. Lattanzi Chief Financial Officer

Exhibit Index

Exhibit
Number	Description of Exhibit

99.1	Press Release of King Pharmaceuticals, Inc. dated July 29, 2003.